UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — October 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Short Duration Bond Fund

Annual report
10 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

Putnam
Short Duration Bond
Fund

Annual report
10 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 11, 2020

Dear Fellow Shareholder:

As we reach the end of 2020, the world continues to confront the challenges of the COVID-19 pandemic. Economic activity and employment remain well below levels at the start of the year. The stock and bond markets have fared better, indicating optimism that successful vaccines will be approved by early 2021. Putnam, as in all market conditions, continues to pursue superior investment performance for you and your fellow shareholders. While these are challenging times, we believe Putnam has adjusted well to operating amid the pandemic, and continues to make made progress on pursuing the benefits of greater diversity and inclusion within its organization.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The ICE BofA U.S. Treasury Bill-ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/20. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 15.

2 Short Duration Bond Fund

Emily, what was the fund’s investment environment like during the reporting period?

Early on, it was a favorable environment for risk assets, aided by U.S. Federal Reserve [Fed] interest-rate cuts and a phase-one trade agreement between the United States and China. Cracks began to appear in the benign backdrop early in the new year, however, leading to an eventual collapse in March. Intensifying investor anxiety about the COVID-19 outbreak sparked a global sell-off in risk assets. The pandemic quickly developed into an economic crisis that led to unprecedented measures from government policy makers. Also, a poorly timed dispute between Russia and Saudi Arabia over oil production levels pushed crude prices steadily lower until the end of April, further unnerving market participants.

Early in the crisis, the Fed quickly slashed its policy rate to near zero. Risk assets began to rebound in late March on hopes that massive government stimulus efforts would be enough to offset the near-term economic fallout from the COVID-19 pandemic.

After a moderate pullback in early May, risk assets generally rose through August amid

Short Duration Bond Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Short Duration Bond Fund

positive developments on a potential vaccine, negotiations for additional economic relief, and corporate earnings that came in above consensus expectations. These factors boosted sentiment in the face of heightening U.S.–China tensions and rising COVID-19 case counts across parts of the globe.

The market environment weakened moderately late in the period, partly due to increased global economic concerns stemming from an upsurge in virus cases. Fading hope for another U.S. stimulus package and uncertainty surrounding U.S. elections also weighed on investor sentiment.

Credit spreads tightened during the second half of the period, recovering from an extreme widening amid March’s market turmoil. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] Meanwhile, interest rates declined sharply. For example, the yield on the benchmark 10-year U.S. Treasury reached a period high of 1.94% in November 2019 but finished the period at 0.88%. Short-term yields — which are more directly influenced by Fed policy — fell even more, resulting in a steeper yield curve. For example, the yield on the two-year Treasury reached 1.68% in November 2019 and ended the period at 0.14%.

The fund generated positive performance for the reporting period but lagged its benchmarks. Which holdings and strategies weighed on relative performance?

Holdings of commercial mortgage-backed securities [CMBS] were the biggest detractor versus the benchmarks. In March, CMBS fell sharply as investors worried that the pandemic would severely impact cash flows in various segments of the commercial real estate market, including retail, lodging, restaurants, and office space. Public health policies that curtailed shopping and travel for millions of people constrained the revenues for many malls and travel destinations. Unlike other risk sectors, the CMBS supply/demand backdrop remained subdued into October. This was partly because the majority of credit-sensitive CMBS did not directly benefit from the bond-purchase programs launched by the Fed. As of period-end, there was still considerable uncertainty regarding the ultimate impact of COVID-19 on the commercial property market.

In the residential mortgage market, our positions in agency credit-risk transfer securities [CRT] also dampened relative performance, albeit more modestly than CMBS. Market liquidity issues, along with selling pressure sparked by concerns about unemployment and home-price appreciation, hampered the sector during March. Uncertainty about the effect that a government-mandated mortgage-forbearance program would have on CRT cash flows further weighed on the asset class. However, after some clarification about the program in April, CRT recovered during the remainder of the period, aided by improving market sentiment.

What about contributors?

A lower-than-benchmark allocation to investment-grade [IG] corporate bonds proved advantageous on a relative basis. Despite the post-March recovery in corporate credit and risk assets generally, spreads for IG bonds remained marginally wider as of period-end than they were a year earlier. As a result, our underweight exposure aided the fund’s relative return.

How did you use derivatives during the period?

We used interest-rate swaps and Treasury bond futures to hedge the fund’s duration and yield-curve positioning.

Short Duration Bond Fund 5

What is your near-term outlook and how have you positioned the fund in light of this outlook?

Although we expect intervals of rapid growth, we believe it will take an extended period of time for the global economy to fully recover from the damage inflicted by the mobility restrictions implemented to curb COVID-19. Also, we think renewed virus outbreaks are likely to constrain the service sector and limit growth.

We think measures by the Fed and other central banks to shore up marketplace liquidity amid the COVID-19 crisis may keep U.S. interest rates range bound for an extended period of time. As a result, we currently plan to keep the fund’s duration in line with that of its primary benchmark.

We have a relatively positive medium-term outlook for corporate credit. While acknowledging the ongoing risks associated with COVID-19, we believe there are factors that will be supportive for the U.S. corporate credit market. These include a strong supply-and-demand backdrop, partly driven by demand for comparatively higher yields in the face of much lower yields globally. In addition, the Fed has, so far, invested only a small portion of the $750 billion it has earmarked for corporate debt purchases. However, awareness that the central bank stands ready to step in if needed has provided an important boost to market sentiment.

Despite the continuing uncertainty facing the CMBS market, we believe borrowers with access to capital will continue to make investments in properties that were performing well before the pandemic hampered their revenue streams. During the second half of the period, we began to see some improvement in higher-rated CMBS cash bonds. We also continued to find opportunities among CMBS interest-only structures.

We continued to locate value across numerous segments of the residential mortgage-backed market. We focused on securities that are more senior in the issuer’s capital structure, which provide greater protection in the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Short Duration Bond Fund

event of default. Additionally, we added positions backed by what we considered to be higher-quality collateral in more-favorable geographic regions.

As of period-end, spreads had tightened considerably across many market sectors, making valuations less attractive overall. In light of this, as well as the potential for a second COVID-19 wave, we have maintained a substantial liquidity cushion of cash, commercial paper, and other short-term assets. We believe this allocation to short-term vehicles provides the fund with a measure of downside risk protection, along with “dry powder” to invest if spreads widen and valuations become more compelling.

Thanks for your time and for bringing us up to date, Emily.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Short Duration Bond Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	1.87%	18.85%	1.74%	14.85%	2.81%	9.44%	3.05%	2.61%
After sales charge	1.67	16.18	1.51	12.27	2.34	6.98	2.28	0.30
Class B (12/23/08)
Before CDSC	1.68	16.94	1.58	13.68	2.60	8.90	2.88	2.41
After CDSC	1.68	16.94	1.58	13.68	2.60	8.90	2.88	1.41
Class C (12/23/08)
Before CDSC	1.23	10.21	0.98	10.55	2.03	7.07	2.30	1.85
After CDSC	1.23	10.21	0.98	10.55	2.03	7.07	2.30	0.85
Class R (12/23/08)
Net asset value	1.61	15.88	1.48	13.30	2.53	8.64	2.80	2.35
Class R6 (7/2/12)
Net asset value	2.13	21.93	2.00	16.31	3.07	10.26	3.31	2.86
Class Y (12/23/08)
Net asset value	2.13	21.91	2.00	16.35	3.07	10.29	3.32	2.97

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

8 Short Duration Bond Fund

Comparative index returns For periods ended 10/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA 1-3 Year U.S.
Corporate Index	3.77%	27.79%	2.48%	15.43%	2.91%	10.86%	3.50%	4.04%
ICE BofA U.S. Treasury
Bill-ICE BofA 1-3 Year
U.S. Corporate Linked	1.11	13.49	1.27	12.91	2.46	11.76	3.78	4.04
Benchmark*
Lipper Short Investment
Grade Debt Funds category	2.85	19.66	1.80	11.94	2.27	8.05	2.61	2.86
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The ICE BofA U.S. Treasury Bill-ICE BofA 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofA U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofA 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/20, there were 371, 333, 292, 188, and 163 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,694 and $11,021, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,588, $12,193, and $12,191, respectively.

Short Duration Bond Fund 9

Fund price and distribution information For the 12-month period ended 10/31/20

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	12		12	12	12	12	12
Income	$0.201106		$0.180632	$0.124828	$0.176672	$0.226781	$0.226781
Capital gains	—		—	—	—	—	—
Total	$0.201106		$0.180632	$0.124828	$0.176672	$0.226781	$0.226781
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
10/31/19	$10.15	$10.38	$10.14	$10.12	$10.20	$10.19	$10.16
10/31/20	10.21	10.45	10.20	10.18	10.26	10.25	10.23
	Before	After	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value
Current dividend rate[1]	1.37%	1.34%	1.18%	0.66%	1.13%	1.60%	1.61%
Current 30-day
SEC yield[2]	N/A	0.90	0.72	0.18	0.66	1.17	1.17

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	1.87%	19.28%	1.78%	14.94%	2.82%	9.42%	3.05%	2.82%
After sales charge	1.67	16.60	1.55	12.35	2.36	6.96	2.27	0.50
Class B (12/23/08)
Before CDSC	1.68	17.39	1.62	13.79	2.62	8.78	2.85	2.61
After CDSC	1.68	17.39	1.62	13.79	2.62	8.78	2.85	1.61
Class C (12/23/08)
Before CDSC	1.23	10.69	1.02	10.60	2.04	7.01	2.28	1.95
After CDSC	1.23	10.69	1.02	10.60	2.04	7.01	2.28	0.95
Class R (12/23/08)
Net asset value	1.61	16.32	1.52	13.42	2.55	8.64	2.80	2.56
Class R6 (7/2/12)
Net asset value	2.13	22.34	2.04	16.37	3.08	10.22	3.30	3.06
Class Y (12/23/08)
Net asset value	2.13	22.32	2.04	16.42	3.09	10.25	3.30	3.07

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Short Duration Bond Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/19	0.63%	0.83%	1.38%	0.88%	0.38%	0.38%
Annualized expense ratio for the
six-month period ended 10/31/20*	0.62%	0.82%	1.37%	0.87%	0.37%	0.37%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/20 to 10/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.17	$4.19	$6.98	$4.44	$1.89	$1.89
Ending value (after expenses)	$1,031.80	$1,031.80	$1,028.00	$1,030.40	$1,033.00	$1,034.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Duration Bond Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/20, use the following calculation method. To find the value of your investment on 5/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.15	$4.17	$6.95	$4.42	$1.88	$1.88
Ending value (after expenses)	$1,022.02	$1,021.01	$1,018.25	$1,020.76	$1,023.28	$1,023.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short Duration Bond Fund

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The effects of inflation may erode the value of your investment over time. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. You can lose money by investing in the fund.

Short Duration Bond Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association

14 Short Duration Bond Fund

(Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short Duration Bond Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2020, Putnam employees had approximately $487,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Short Duration Bond Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short Duration Bond Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

18 Short Duration Bond Fund

scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds, one of which is your fund, have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 37 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2022. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee

Short Duration Bond Fund 19

and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes.

In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and

20 Short Duration Bond Fund

long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2019. Your fund’s class A shares’ return, net of fees and expenses, was positive and trailed the return of its benchmark over the one-year period ended December 31, 2019, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2019. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam

Short Duration Bond Fund 21

Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Short Duration Bond Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

Short Duration Bond Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders
of Putnam Short Duration Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Short Duration Bond Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations and changes in net assets for the year ended October 31, 2020, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 13, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Short Duration Bond Fund

The fund’s portfolio 10/31/20

	Principal
CORPORATE BONDS AND NOTES (48.1%)*	amount	Value
Banking (12.9%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. FRN ( + 1.00%), 1.217%, 1/25/22 (United Kingdom)	$2,060,000	$2,080,314
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.05%, 11/21/22	5,000,000	5,167,827
Bank of America Corp. sr. unsec. unsub. FRN 3.55%, 3/5/24	2,430,000	2,589,243
Bank of America Corp. sr. unsec. unsub. FRN 2.881%, 4/24/23	2,060,000	2,127,672
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.65%), 0.875%, 6/25/22	1,375,000	1,379,662
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.45%, 3/3/26	14,931,000	17,178,090
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.20%, 8/26/24	15,165,000	16,899,324
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	480,000	486,208
Bank of New York Mellon Corp. (The) sr. unsec. notes Ser. MTN,
1.95%, 8/23/22	2,250,000	2,317,345
Bank of New York Mellon Corp. (The) sr. unsec. notes Ser. MTN,
1.85%, 1/27/23	7,500,000	7,736,184
Barclays Bank PLC sr. unsec. notes 1.70%, 5/12/22
(United Kingdom)	8,000,000	8,150,166
BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5.00%, 1/15/21 (France)	825,000	832,993
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	680,000	705,320
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	1,000,000	1,032,500
Citibank NA sr. unsec. FRN 3.165%, 2/19/22	2,500,000	2,520,765
Citigroup, Inc. sr. unsec. FRN 4.044%, 6/1/24	9,480,000	10,273,058
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 0.96%), 1.175%, 4/25/22	1,370,000	1,384,015
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	500,000	524,154
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	10,945,000	12,618,272
Citigroup, Inc. unsec. sub. notes 3.50%, 5/15/23	6,250,000	6,694,561
Citizens Financial Group, Inc. 144A unsec. sub. notes
4.15%, 9/28/22	960,000	1,011,020
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,145,000	1,145,384
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	3,450,000	3,570,511
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 4.55%, 4/17/26 (United Kingdom)	8,750,000	10,182,374
Credit Suisse Group Funding Guernsey, Ltd. company guaranty sr.
unsec. unsub. notes 3.45%, 4/16/21 (United Kingdom)	7,040,000	7,139,392
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	6,585,000	6,814,865
Fifth Third Bancorp sr. unsec. notes 1.625%, 5/5/23	3,000,000	3,077,112
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	5,000,000	5,276,069
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.023%, 12/5/24	4,627,000	5,096,426
JPMorgan Chase & Co. sr. unsec. unsub. notes 3.797%, 7/23/24	8,355,000	9,054,687
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	18,030,000	19,983,670
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	9,250,000	9,877,857
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	620,000	634,824
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	2,430,000	2,501,804

Short Duration Bond Fund 25

	Principal
CORPORATE BONDS AND NOTES (48.1%)* cont.	amount	Value
Banking cont.
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	$2,635,000	$2,678,242
PNC Bank NA sr. unsec. unsub. notes 3.30%, 10/30/24	6,635,000	7,302,481
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 3.70%,
10/5/23 (Canada)	1,510,000	1,648,900
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	5,745,000	5,926,818
Truist Bank sr. unsec. FRN Ser. BKNT, 3.689%, 8/2/24	2,350,000	2,548,586
Truist Bank sr. unsec. notes Ser. BKNT, 2.15%, 12/6/24	3,000,000	3,170,636
Truist Bank sr. unsec. notes Ser. BKNT, 1.50%, 3/10/25	6,000,000	6,173,760
Truist Bank sr. unsec. unsub. notes Ser. BNKT, 3.20%, 4/1/24	6,655,000	7,185,920
Truist Financial Corp. sr. unsec. unsub. notes 4.00%, 5/1/25	1,128,000	1,278,864
U.S. Bancorp sr. unsec. notes 1.45%, 5/12/25	9,420,000	9,708,433
U.S. Bancorp unsec. sub. notes Ser. MTN, 3.60%, 9/11/24	3,800,000	4,207,434
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN,
2.95%, 7/15/22	1,315,000	1,370,398
U.S. Bank NA/Cincinnati, OH sr. unsec. notes Ser. BKNT,
3.15%, 4/26/21	1,290,000	1,305,534
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22
(United Kingdom)	4,835,000	4,921,754
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN, 3.75%, 1/24/24	9,230,000	10,019,762
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT, 2.082%, 9/9/22	3,000,000	3,041,992
		260,553,182
Basic materials (1.9%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	2,600,000	2,694,847
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	893,000	960,884
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	930,000	1,003,793
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	1,715,000	1,753,588
DuPont de Nemours, Inc. sr. unsec. unsub. notes 3.766%, 11/15/20	1,500,000	1,501,695
Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	4,250,000	4,250,000
Georgia-Pacific, LLC 144A sr. unsec. notes 1.75%, 9/30/25	5,000,000	5,196,012
Glencore Funding, LLC 144A company guaranty sr. unsec. notes
1.625%, 9/1/25	8,686,000	8,636,029
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	894,000	980,687
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	465,000	498,198
International Flavors & Fragrances, Inc. sr. unsec. unsub. notes
3.20%, 5/1/23	3,450,000	3,598,943
Nutrien, Ltd. sr. unsec. notes 3.15%, 10/1/22 (Canada)	1,500,000	1,565,069
Nutrien, Ltd. sr. unsec. notes 1.90%, 5/13/23 (Canada)	765,000	789,279
Nutrition & Biosciences, Inc. 144A company guaranty sr. unsec.
unsub. notes 1.23%, 10/1/25	4,600,000	4,606,208
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	422,000	435,749
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	550,000	592,735
		39,063,716

26 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (48.1%)* cont.	amount	Value
Capital goods (1.7%)
Boeing Co. (The) sr. unsec. notes 4.508%, 5/1/23	$4,500,000	$4,767,099
Honeywell International, Inc. sr. unsec. unsub. notes 2.15%, 8/8/22	5,000,000	5,148,818
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	6,150,000	6,656,127
Otis Worldwide Corp. sr. unsec. notes 2.056%, 4/5/25 (acquired
2/19/20, cost $6,499,936) ∆∆	6,500,000	6,826,229
Raytheon Technologies Corp. 144A sr. unsec. unsub. notes
2.50%, 12/15/22	2,910,000	3,015,293
Republic Services, Inc. sr. unsec. notes 2.50%, 8/15/24	3,000,000	3,187,024
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 2.90%, 9/15/22	3,585,000	3,724,681
		33,325,271
Communication services (4.7%)
American Tower Corp. sr. unsec. notes 5.00%, 2/15/24 R	3,615,000	4,086,600
American Tower Corp. sr. unsec. sub. notes 3.00%, 6/15/23	1,000,000	1,059,601
American Tower Corp. sr. unsec. unsub. notes 3.50%, 1/31/23 R	3,500,000	3,715,205
AT&T, Inc. sr. unsec. unsub. notes 4.125%, 2/17/26	19,760,000	22,571,843
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 4.50%, 2/1/24	5,500,000	6,085,283
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	2,213,000	2,549,585
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN ( + 1.65%), 1.864%, 2/1/24	1,615,000	1,655,303
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.70%, 4/15/24	11,942,000	13,152,641
Cox Communications, Inc. 144A sr. unsec. notes 3.15%, 8/15/24	7,250,000	7,811,314
Crown Castle International Corp. sr. unsec. notes 3.20%, 9/1/24 R	6,840,000	7,382,892
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	718,000	772,734
Equinix, Inc. sr. unsec. sub. notes 2.625%, 11/18/24 R	2,300,000	2,444,722
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	6,000,000	5,974,513
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	405,000	408,795
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	575,000	589,375
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.50%, 4/15/25	8,000,000	8,764,880
Verizon Communications, Inc. sr. unsec. unsub. notes
3.50%, 11/1/24	5,240,000	5,781,955
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	495,000	517,275
		95,324,516
Consumer cyclicals (2.8%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 2.70%, 7/26/22 (Canada)	2,300,000	2,374,357
Amazon.com, Inc. sr. unsec. notes 2.80%, 8/22/24	4,650,000	5,019,544
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,370,000	1,424,327
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN (BBA
LIBOR USD 3 Month + 0.50%), 0.754%, 8/13/21	89,000	89,173

Short Duration Bond Fund 27

	Principal
CORPORATE BONDS AND NOTES (48.1%)* cont.	amount	Value
Consumer cyclicals cont.
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	$700,000	$704,312
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	2,040,000	2,237,923
General Motors Financial Co., Inc. sr. unsec. notes 1.70%, 8/18/23	8,050,000	8,118,909
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	3,500,000	3,782,200
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	590,000	595,463
IHS Markit, Ltd. sr. unsec. notes 3.625%, 5/1/24 (United Kingdom)	900,000	973,278
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 5.00%,
11/1/22 (United Kingdom)	1,845,000	1,974,657
Interpublic Group of Cos., Inc. (The) sr. unsec. notes 4.20%, 4/15/24	4,707,000	5,202,558
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes
3.75%, 10/1/21	735,000	757,617
Lennar Corp. company guaranty sr. unsec. notes 4.50%, 4/30/24	1,370,000	1,476,346
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	1,150,000	1,278,644
Moody’s Corp. sr. unsec. notes 4.875%, 2/15/24	2,345,000	2,645,308
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	5,960,000	6,682,303
VF Corp. sr. unsec. notes 2.40%, 4/23/25	1,340,000	1,423,727
VF Corp. sr. unsec. notes 2.05%, 4/23/22	2,185,000	2,235,677
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	1,000,000	1,091,768
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
3.375%, 3/1/22	904,000	929,837
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
2.90%, 6/1/23	1,000,000	1,047,411
ViacomCBS, Inc. sr. unsec. notes 4.75%, 5/15/25	3,500,000	4,017,498
		56,082,837
Consumer finance (0.8%)
Air Lease Corp. sr. unsec. sub. notes 3.50%, 1/15/22	1,375,000	1,407,077
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	5,539,000	5,781,767
Aviation Capital Group, LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.95%), 1.196%, 6/1/21	820,000	808,151
Aviation Capital Group, LLC 144A sr. unsec. FRN ( + 0.67%),
0.884%, 7/30/21	660,000	645,656
Capital One Financial Corp. sr. unsec. unsub. notes 3.50%, 6/15/23	6,500,000	6,952,259
		15,594,910
Consumer staples (1.3%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.625%, 1/17/23	2,000,000	2,087,712
Ashtead Capital, Inc. 144A notes 5.25%, 8/1/26	620,000	656,425
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.30%, 10/15/22	5,000,000	5,245,285
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	6,870,000	7,887,447
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
3.40%, 11/15/25	3,456,000	3,839,801
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	695,000	717,588

28 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (48.1%)* cont.	amount	Value
Consumer staples cont.
Mondelez International Holdings Netherlands BV 144A company
guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	$4,369,000	$4,501,348
Mondelez International, Inc. sr. unsec. sub. notes 2.125%, 4/13/23	1,243,000	1,288,350
		26,223,956
Energy (1.6%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.561%, 11/1/21 (United Kingdom)	2,000,000	2,060,122
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	540,000	617,861
Chevron USA, Inc. company guaranty sr. unsec. unsub. notes
0.687%, 8/12/25	11,491,000	11,419,736
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	391,000	427,812
Energy Transfer Operating LP company guaranty sr. unsec. notes
4.50%, 4/15/24	3,970,000	4,212,806
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	174,000	175,093
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	2,435,000	2,520,225
Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	3,000,000	3,170,327
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	2,000,000	2,252,274
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.434%, 1/10/25 (France)	5,000,000	5,301,577
		32,157,833
Financial (1.8%)
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	8,750,000	8,914,640
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	5,620,000	5,808,164
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	560,000	599,900
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	3,865,000	4,314,306
Intercontinental Exchange, Inc. sr. unsec. notes 0.70%, 6/15/23	7,300,000	7,345,881
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	8,765,000	9,141,895
		36,124,786
Health care (4.8%)
AbbVie, Inc. sr. unsec. unsub. notes 3.20%, 5/14/26	9,905,000	10,939,469
AbbVie, Inc. 144A sr. unsec. notes 2.60%, 11/21/24	12,885,000	13,703,778
Becton Dickinson and Co. sr. unsec. notes 2.894%, 6/6/22	1,500,000	1,551,640
Becton Dickinson and Co. sr. unsec. unsub. notes 3.734%, 12/15/24	2,129,000	2,347,925
Becton Dickinson and Co. sr. unsec. unsub. notes 3.125%, 11/8/21	890,000	913,016
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	8,800,000	9,496,562
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	795,000	860,067
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	1,268,000	1,357,322
DH Europe Finance II Sarl company guaranty sr. unsec. notes
2.20%, 11/15/24 (Luxembourg)	5,200,000	5,485,766
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.272%, 8/28/23	1,300,000	1,405,352
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 4.912%, 8/27/21	1,650,000	1,687,125
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	273,000	294,088
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	1,704,000	1,847,585
Mylan NV company guaranty sr. unsec. notes 3.95%, 6/15/26	5,280,000	5,941,985

Short Duration Bond Fund 29

	Principal
CORPORATE BONDS AND NOTES (48.1%)* cont.	amount	Value
Health care cont.
Novartis Capital Corp. company guaranty sr. unsec. notes
1.75%, 2/14/25	$9,975,000	$10,430,689
UnitedHealth Group, Inc. company guaranty sr. unsec. unsub.
notes 1.25%, 1/15/26	4,955,000	5,054,994
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.35%, 7/15/22	3,500,000	3,678,830
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.375%, 8/15/24	2,000,000	2,127,847
Upjohn, Inc. 144A company guaranty unsec. notes 1.65%, 6/22/25	14,480,000	14,784,923
Zoetis, Inc. sr. unsec. notes 3.25%, 2/1/23	2,500,000	2,634,414
Zoetis, Inc. sr. unsec. notes 3.25%, 8/20/21	1,030,000	1,053,799
		97,597,176
Insurance (2.0%)
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	2,157,000	2,312,380
Liberty Mutual Group, Inc. 144A company guaranty sr. unsec. notes
5.00%, 6/1/21	1,590,000	1,632,193
Marsh & McLennan Cos., Inc. sr. unsec. sub. FRN (BBA LIBOR USD
3 Month + 1.20%), 1.418%, 12/29/21	45,000	45,039
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	2,000,000	2,206,035
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.50%, 12/29/20	1,000,000	1,005,036
Marsh & McLennan Cos., Inc. sr. unsec. unsub. notes 2.75%, 1/30/22	1,000,000	1,028,149
MassMutual Global Funding II 144A sr. notes 2.50%, 10/17/22	2,000,000	2,083,595
Metropolitan Life Global Funding I 144A notes 2.50%, 12/3/20	6,000,000	6,011,554
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	3,135,000	3,242,947
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	1,085,000	1,143,308
New York Life Global Funding 144A notes 2.30%, 6/10/22	4,000,000	4,123,746
New York Life Global Funding 144A notes 1.70%, 9/14/21	4,355,000	4,410,708
Pricoa Global Funding I 144A notes 2.40%, 9/23/24	5,000,000	5,292,597
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	4,782,000	4,874,111
		39,411,398
Investment banking/Brokerage (3.0%)
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	3,125,000	3,443,267
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
2.876%, 10/31/22	2,000,000	2,047,390
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 1.17%), 1.45%, 11/15/21	2,425,000	2,422,655
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
4.00%, 3/3/24	4,847,000	5,340,627
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.625%, 2/20/24	14,535,000	15,787,232
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.00%, 4/26/22	2,265,000	2,292,905
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	455,000	456,536
Morgan Stanley sr. unsec. unsub. FRN ( + 1.18%), 1.398%, 1/20/22	2,200,000	2,204,717
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.875%, 1/27/26	10,900,000	12,389,246
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.75%, 2/25/23	2,095,000	2,248,845
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.70%, 10/23/24	7,195,000	7,995,758
Morgan Stanley unsec. sub. notes 4.875%, 11/1/22	4,185,000	4,525,917
		61,155,095

30 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (48.1%)* cont.	amount	Value
Real estate (0.5%)
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	$9,375,000	$10,935,657
		10,935,657
Technology (5.0%)
Alphabet, Inc. sr. unsec. notes 3.375%, 2/25/24	4,302,000	4,719,283
Alphabet, Inc. s r. unsec. notes 0.45%, 8/15/25	3,600,000	3,578,523
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	1,500,000	1,629,096
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	6,000,000	6,446,076
Apple, Inc. sr. unsec. notes 2.10%, 9/12/22	670,000	691,615
Apple, Inc. sr. unsec. notes 1.125%, 5/11/25	9,055,000	9,226,642
Apple, Inc. sr. unsec. notes 0.55%, 8/20/25	4,843,000	4,823,189
Apple, Inc. sr. unsec. unsub. notes 3.20%, 5/13/25	2,500,000	2,774,262
Apple, Inc. sr. unsec. unsub. notes 2.40%, 5/3/23	2,200,000	2,310,132
Broadcom, Inc. company guaranty sr. unsec. notes 4.70%, 4/15/25	6,500,000	7,391,194
Broadcom, Inc. company guaranty sr. unsec. notes
3.459%, 9/15/26	5,295,000	5,770,474
Cisco Systems, Inc. sr. unsec. unsub. notes 2.60%, 2/28/23	4,585,000	4,827,056
Cisco Systems, Inc. sr. unsec. unsub. notes 1.85%, 9/20/21	2,745,000	2,780,058
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 4.00%, 7/15/24	1,500,000	1,629,449
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	3,528,000	3,881,989
Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 3.875%, 6/5/24	6,209,000	6,823,005
Fiserv, Inc. sr. unsec. notes 3.85%, 6/1/25	4,560,000	5,117,329
Fiserv, Inc. sr. unsec. notes 2.75%, 7/1/24	3,885,000	4,151,059
Fiserv, Inc. sr. unsec. sub. notes 3.80%, 10/1/23	1,625,000	1,768,980
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,055,000	1,136,984
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 2/12/22	3,240,000	3,322,075
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	6,500,000	6,953,134
Salesforce.com, Inc. sr. unsec. unsub. notes 3.25%, 4/11/23	8,430,000	9,003,907
		100,755,511
Transportation (0.5%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.95%, 3/10/25	1,541,000	1,718,333
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.45%, 7/1/24	2,300,000	2,494,322
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 2.70%, 11/1/24	5,000,000	5,311,954
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 1.20%, 11/15/25	1,385,000	1,382,251
		10,906,860
Utilities and power (2.8%)
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. I,
3.65%, 12/1/21	1,585,000	1,638,132
American Transmission Systems, Inc. 144A sr. unsec. notes
5.25%, 1/15/22	3,705,000	3,892,209
Duke Energy Carolinas, LLC sr. notes 3.35%, 5/15/22	2,615,000	2,735,432
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	478,000	518,162

Short Duration Bond Fund 31

	Principal
CORPORATE BONDS AND NOTES (48.1%)* cont.	amount	Value
Utilities and power cont.
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.35%, 3/15/23	$4,660,000	$4,934,800
Eversource Energy sr. unsec. unsub. notes Ser. H, 3.15%, 1/15/25	5,978,000	6,519,378
Eversource Energy sr. unsec. unsub. notes Ser. Q, 0.80%, 8/15/25	1,000,000	995,933
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	675,000	678,288
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 4.30%, 5/1/24	6,450,000	7,052,703
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	2,150,000	2,256,898
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec.
unsub. notes 2.75%, 5/1/25	2,000,000	2,153,369
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,855,000	3,064,109
Pacific Gas and Electric Co. notes 1.75%, 6/16/22	4,320,000	4,320,404
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.95%, 3/15/24	1,590,000	1,735,735
Southern Co. (The) sr. unsec. unsub. notes 3.25%, 7/1/26	4,950,000	5,517,370
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	7,250,000	7,725,289
		55,738,211
Total corporate bonds and notes (cost $941,399,312)		$970,950,915

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)*	amount	Value
Agency collateralized mortgage obligations (—%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 23.876%, 5/15/35	$11,385	$18,785
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	21,841	24,751
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	8,794	9,534
REMICs Ser. 3609, Class LK, 2.00%, 12/15/24	119	119
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.437%, 11/15/28 W	44,027	605
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.284%, 10/25/43 W	176,460	1,765
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	278,401	2,088
Federal National Mortgage Association
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 19.802%, 8/25/35	62,716	88,169
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
12.602%, 5/25/40	88,032	107,400
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	7,984	8,618
REMICs Ser. 03-43, Class YA, 4.00%, 3/25/33	39,814	40,457
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	34,056	34,717
REMICs Trust Ser. 98-W5, Class X, IO, 0.781%, 7/25/28 W	88,341	2,540
REMICs Trust Ser. 98-W2, Class X, IO, zero %, 6/25/28 W	293,117	9,526
Government National Mortgage Association
Ser. 09-32, Class AB, 4.00%, 5/16/39	11,113	12,146
Ser. 10-151, Class KO, PO, zero %, 6/16/37	75,205	69,879
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO,
0.431%, 9/19/27 W	26,503	99
		431,198

32 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Commercial mortgage-backed securities (15.0%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.425%, 1/15/49 W	$20,197	$—
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.804%, 11/15/54 W	66,271,812	2,977,904
FRB Ser. 17-BNK8, Class XA, IO, 0.737%, 11/15/50 W	31,149,166	1,330,692
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.518%, 3/11/39 (In default) † W	117,086	83,131
CD Commercial Mortgage Trust
FRB Ser. 16-CD1, Class XA, IO, 1.391%, 8/10/49 W	9,345,362	556,031
FRB Ser. 17-CD6, Class XA, IO, 0.923%, 11/13/50 W	19,790,880	835,343
FRB Ser. 16-CD2, Class XA, IO, 0.649%, 11/10/49 W	86,078,720	2,307,445
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO,
1.686%, 5/10/58 W	32,809,771	2,320,218
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.739%, 12/15/47 W	275,000	275,000
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class GC19, 5.092%, 3/10/47 W	1,191,000	1,245,696
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	362,000	390,957
Ser. 13-GC11, Class B, 3.732%, 4/10/46 W	4,300,000	4,481,715
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.535%, 12/10/44 W	686,000	548,600
FRB Ser. 14-CR17, Class C, 4.783%, 5/10/47 W	577,000	565,879
Ser. 12-CR2, Class B, 4.393%, 8/15/45	1,693,000	1,709,490
Ser. 14-CR16, Class A4, 4.051%, 4/10/47	2,150,000	2,349,066
Ser. 14-UBS6, Class AM, 4.048%, 12/10/47	3,301,000	3,594,904
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,492,017	1,506,606
Ser. 13-LC6, Class B, 3.739%, 1/10/46	2,275,000	2,333,746
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	965,000	1,001,824
Ser. 12-CR3, Class A3, 2.822%, 10/15/45	2,661,417	2,732,443
FRB Ser. 13-LC13, Class XA, IO, 1.114%, 8/10/46 W	4,612,049	119,236
FRB Ser. 14-LC15, Class XA, IO, 1.089%, 4/10/47 W	19,067,900	570,130
FRB Ser. 14-CR20, Class XA, IO, 1.023%, 11/10/47 W	58,483,744	1,928,209
FRB Ser. 14-CR17, Class XA, IO, 0.969%, 5/10/47 W	4,692,673	134,149
FRB Ser. 15-CR26, Class XA, IO, 0.931%, 10/10/48 W	43,619,985	1,650,231
FRB Ser. 15-LC21, Class XA, IO, 0.693%, 7/10/48 W	70,432,095	1,834,742
FRB Ser. 14-CR14, Class XA, IO, 0.582%, 2/10/47 W	24,233,183	396,525
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.84%, 7/10/46 W	502,000	436,740
Ser. 12-CR5, Class AM, 3.223%, 12/10/45	2,654,684	2,728,723
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 5.803%, 2/15/41 W	497,986	277,329
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.173%, 5/15/38 W	104,888	2,056
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class XA, IO, 0.834%, 4/15/50 W	20,683,882	605,231
FRB Ser. 18-CX12, Class XA, IO, 0.61%, 8/15/51 W	96,695,617	3,641,507
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.762%, 12/15/49 W	38,071,200	1,221,186

Short Duration Bond Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.487%, 7/10/44 W	$2,289,000	$2,137,443
FRB Ser. 11-LC3A, Class D, 5.335%, 8/10/44 W	6,163,000	5,742,597
Ser. 11-LC2A, Class B, 4.998%, 7/10/44 W	2,201,000	2,225,428
Federal Home Loan Mortgage Corporation
Multiclass Certificates Ser. 20-RR02, Class DX, IO,
1.816%, 9/27/28 W	18,093,000	2,160,852
Multifamily Structured Pass-Through Certificates FRB Ser. K109,
Class XAM, IO, 1.799%, 4/25/30 W	15,372,000	2,330,718
Multifamily Structured Pass-Through Certificates FRB Ser. K739,
Class XAM, IO, 1.612%, 9/25/27 W	36,816,638	3,674,669
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.523%, 1/25/30 W	53,587,946	6,403,599
Multifamily Structured Pass-Through Certificates Ser. K738,
Class XAM, IO, 1.368%, 3/25/27 W	17,882,000	1,426,984
Multifamily Structured Pass-Through Certificates FRB Ser. KC06,
Class X1, IO, 0.903%, 6/25/26 W	33,545,000	1,134,291
Multifamily Structured Pass-Through Certificates FRB Ser. K100,
Class X1, IO, 0.65%, 9/25/29 W	22,145,743	1,164,423
Multifamily Structured Pass-Through Certificates Ser. KW10,
Class X1, IO, 0.649%, 9/25/29 W	62,179,334	3,032,300
Multifamily Structured Pass-Through Certificates FRB Ser. K737,
Class X1, IO, 0.638%, 10/25/26 W	67,510,582	2,237,706
Multifamily Structured Pass-Through Certificates FRB Ser. K048,
Class X1, IO, 0.239%, 6/25/25 W	251,284,971	2,543,532
FREMF Mortgage Trust 144A Ser. 15-K48, Class X2A, IO,
0.10%, 8/25/48	402,661,161	1,468,103
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.491%, 2/10/46 W	12,234,914	363,404
GS Mortgage Securities Corp., II 144A Ser. GC10, Class B,
3.682%, 2/10/46	3,478,000	3,508,641
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.989%, 1/10/47 W	748,000	613,360
FRB Ser. 14-GC22, Class C, 4.692%, 6/10/47 W	565,000	537,365
Ser. 12-GCJ7, Class AS, 4.085%, 5/10/45	7,064,000	7,304,176
FRB Ser. 13-GC12, Class XA, IO, 1.409%, 6/10/46 W	6,531,175	185,511
FRB Ser. 15-GC30, Class XA, IO, 0.749%, 5/10/50 W	32,520,824	917,227
FRB Ser. 14-GC24, Class XA, IO, 0.733%, 9/10/47 W	98,617,214	2,218,887
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.981%, 8/10/43 W	1,956,000	293,400
FRB Ser. 11-GC3, Class C, 5.61%, 3/10/44 W	1,112,000	1,107,214
FRB Ser. 11-GC3, Class D, 5.61%, 3/10/44 W	2,547,000	2,425,352
FRB Ser. 11-GC5, Class B, 5.388%, 8/10/44 W	3,315,000	3,289,226
FRB Ser. 11-GC5, Class C, 5.388%, 8/10/44 W	1,358,000	1,268,151
Ser. 10-C1, Class B, 5.148%, 8/10/43	2,490,000	2,377,950
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	4,377,000	4,524,923
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.198%, 11/15/45 W	2,525,000	2,410,302
FRB Ser. 13-C14, Class C, 4.702%, 8/15/46 W	709,000	630,014
FRB Ser. 14-C19, Class C, 4.677%, 4/15/47 W	6,420,000	6,201,242

34 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
Ser. 13-C17, Class AS, 4.458%, 1/15/47	$241,000	$254,780
FRB Ser. 13-C12, Class C, 4.099%, 7/15/45 W	4,316,000	4,219,165
FRB Ser. 14-C22, Class XA, IO, 0.831%, 9/15/47 W	7,579,658	197,991
FRB Ser. 15-C31, Class XA, IO, 0.83%, 8/15/48 W	16,636,671	548,559
JPMBB Commercial Mortgage Securities Trust 144A FRB
Ser. 13-C15, Class D, 5.198%, 11/15/45 W	5,000,000	4,570,130
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class B, 4.819%, 5/15/45 W	2,113,444	2,148,075
Ser. 13-C16, Class AS, 4.517%, 12/15/46	1,945,000	2,106,384
Ser. 12-C6, Class AS, 4.117%, 5/15/45	514,000	531,559
FRB Ser. 16-JP2, Class XA, IO, 1.797%, 8/15/49 W	19,937,621	1,660,425
FRB Ser. 13-C10, Class XA, IO, 0.966%, 12/15/47 W	8,045,630	144,017
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.654%, 11/15/43 W	4,619,000	4,388,598
FRB Ser. 10-C2, Class D, 5.654%, 11/15/43 W	1,492,000	948,691
FRB Ser. 11-C5, Class D, 5.424%, 8/15/46 W	2,447,000	1,956,304
FRB Ser. 11-C4, Class C, 5.343%, 7/15/46 W	3,025,000	2,991,457
FRB Ser. 12-C6, Class E, 5.152%, 5/15/45 W	898,000	440,020
FRB Ser. 11-C3, Class B, 5.013%, 2/15/46 W	2,619,000	2,483,231
FRB Ser. 12-LC9, Class D, 4.418%, 12/15/47 W	173,000	162,372
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	160,503	92,916
FRB Ser. 07-C2, Class XW, IO, 0.165%, 2/15/40 W	20,692	2
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class AS,
3.202%, 4/20/48 W	5,433,108	5,359,217
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.546%, 12/12/49 W	823,333	3,270
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 13-C13, Class AS, 4.266%, 11/15/46	4,699,000	5,094,938
Ser. 14-C16, Class AS, 4.094%, 6/15/47	5,103,000	5,501,907
Ser. 14-C15, Class A4, 4.051%, 4/15/47	4,287,000	4,661,644
FRB Ser. 13-C9, Class C, 4.031%, 5/15/46 W	1,400,000	1,385,280
Ser. 12-C6, Class B, 3.93%, 11/15/45	7,574,000	7,725,298
Ser. 13-C8, Class B, 3.559%, 12/15/48 W	5,675,000	5,841,817
Ser. 12-C6, Class AS, 3.476%, 11/15/45	2,007,000	2,067,377
Ser. 13-C9, Class AS, 3.456%, 5/15/46	2,585,000	2,682,791
FRB Ser. 13-C7, Class XA, IO, 1.332%, 2/15/46 W	25,294,858	565,947
FRB Ser. 14-C17, Class XA, IO, 1.076%, 8/15/47 W	5,653,003	156,498
FRB Ser. 15-C26, Class XA, IO, 1.023%, 10/15/48 W	55,114,422	2,124,789
FRB Ser. 17-C34, Class XA, IO, 0.806%, 11/15/52 W	77,339,164	3,388,345
FRB Ser. 16-C32, Class XA, IO, 0.708%, 12/15/49 W	100,940,481	3,437,558
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.906%, 4/15/47 W	3,802,000	3,233,676
FRB Ser. 12-C5, Class E, 4.675%, 8/15/45 W	6,424,000	6,232,546
FRB Ser. 13-C9, Class D, 4.119%, 5/15/46 W	1,837,000	1,506,340
FRB Ser. 13-C7, Class XB, IO, 0.334%, 2/15/46 W	24,165,000	164,322

Short Duration Bond Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
FRB Ser. 18-H4, Class XA, IO, 0.861%, 12/15/51 W	$63,608,453	$3,542,361
FRB Ser. 16-UB12, Class XA, IO, 0.753%, 12/15/49 W	30,695,159	974,356
FRB Ser. 18-L1, Class XA, IO, 0.524%, 10/15/51 W	79,667,080	2,690,198
Morgan Stanley Capital I Trust 144A
Ser. 12-C4, Class C, 5.419%, 3/15/45 W	245,060	215,169
FRB Ser. 11-C3, Class B, 5.244%, 7/15/49 W	4,995,000	5,076,754
Ser. 12-C4, Class B, 5.213%, 3/15/45 W	1,450,000	1,457,299
FRB Ser. 12-C4, Class XA, IO, 2.062%, 3/15/45 W	1,510,578	27,136
UBS Commercial Mortgage Trust
Ser. 12-C1, Class AS, 4.171%, 5/10/45	1,500,000	1,559,955
FRB Ser. 17-C7, Class XA, IO, 1.036%, 12/15/50 W	12,715,129	683,729
FRB Ser. 18-C11, Class XA, IO, 0.79%, 6/15/51 W	20,435,043	992,195
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.03%, 8/10/49 W	2,881,000	2,787,731
FRB Ser. 12-C2, Class D, 4.888%, 5/10/63 W	279,000	156,458
Ser. 12-C3, Class AS, 3.814%, 8/10/49	3,715,000	3,877,655
FRB Ser. 12-C4, Class C4, 3.718%, 12/10/45 W	1,174,000	1,187,136
FRB Ser. 12-C2, Class XA, IO, 1.293%, 5/10/63 W	13,859,621	239,099
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154%, 1/10/45	537,000	556,735
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.266%, 11/15/48 W	890,068	27
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.275%, 7/15/46 W	898,000	772,642
FRB Ser. 16-BNK1, Class XA, IO, 1.745%, 8/15/49 W	6,526,053	520,779
FRB Ser. 19-C50, Class XA, IO, 1.42%, 5/15/52 W	35,534,214	3,366,817
FRB Ser. 17-C41, Class XA, IO, 1.211%, 11/15/50 W	21,469,788	1,358,494
FRB Ser. 16-C37, Class XA, IO, 0.961%, 12/15/49 W	7,870,956	249,352
FRB Ser. 18-C48, Class XA, IO, 0.948%, 1/15/52 W	22,813,617	1,419,881
FRB Ser. 15-C27, Class XA, IO, 0.887%, 2/15/48 W	6,941,505	207,387
FRB Ser. 18-C44, Class XA, IO, 0.749%, 5/15/51 W	78,160,164	3,358,088
FRB Ser. 15-LC20, Class XB, IO, 0.483%, 4/15/50 W	10,567,000	213,348
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.275%, 7/15/46 W	964,000	385,600
WF-RBS Commercial Mortgage Trust
Ser. 12-C6, Class B, 4.697%, 4/15/45	2,853,000	2,937,683
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	1,257,000	1,348,433
FRB Ser. 14-C19, Class C19, 4.646%, 3/15/47 W	1,086,000	1,042,715
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	491,000	525,507
FRB Ser. 12-C10, Class C, 4.363%, 12/15/45 W	267,000	154,104
Ser. 12-C8, Class B, 4.311%, 8/15/45	3,580,000	3,758,284
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	360,000	382,391
Ser. 13-C12, Class B, 3.863%, 3/15/48 W	7,671,000	7,926,787
Ser. 12-C9, Class B, 3.84%, 11/15/45	3,880,000	3,964,274
Ser. 12-C6, Class AS, 3.835%, 4/15/45	1,545,000	1,586,174
Ser. 12-C8, Class AS, 3.66%, 8/15/45	2,075,000	2,131,152
Ser. 13-C12, Class AS, 3.56%, 3/15/48	7,056,000	7,360,071
Ser. 13-C11, Class AS, 3.311%, 3/15/45	1,511,000	1,553,972

36 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C22, Class XA, IO, 0.806%, 9/15/57 W	$28,061,729	$686,278
FRB Ser. 14-C23, Class XA, IO, 0.565%, 10/15/57 W	78,353,196	1,490,088
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.672%, 2/15/44 W	4,052,000	4,019,511
FRB Ser. 11-C5, Class C, 5.656%, 11/15/44 W	3,486,000	3,509,303
Ser. 11-C4, Class D, 5.221%, 6/15/44 W	2,130,000	1,737,913
Ser. 11-C4, Class E, 5.221%, 6/15/44 W	40,000	22,369
FRB Ser. 12-C8, Class D, 4.885%, 8/15/45 W	2,373,000	2,183,160
		303,726,460
Residential mortgage-backed securities (non-agency) (16.1%)
Angel Oak Mortgage Trust 144A
Ser. 20-5, Class A3, 2.041%, 5/25/65 W	3,401,322	3,435,335
Ser. 20-6, Class A2, 1.591%, 5/25/65 W	2,265,602	2,268,547
Angel Oak Mortgage Trust I, LLC 144A
Ser. 19-1, Class A3, 4.124%, 11/25/48 W	895,289	922,327
FRB Ser. 17-2, Class A1, 2.478%, 7/25/47 W	38,815	38,830
Angel Oak Mortgage Trust, LLC 144A FRB Ser. 17-1, Class A1,
2.81%, 1/25/47 W	34,692	34,713
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	1,851,748	1,903,090
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	503,988	512,971
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 0.749%, 9/25/45	164,428	150,362
Bellemeade Re, Ltd. 144A
FRB Ser. 20-2A, Class M1A, (1 Month US LIBOR + 2.30%), 2.449%,
8/26/30 (Bermuda)	2,762,000	2,771,612
FRB Ser. 20-3A, Class M1A, (1 Month US LIBOR + 2.00%),
2.148%, 10/25/30	1,665,000	1,664,944
FRB Ser. 18-2A, Class M1C, (1 Month US LIBOR + 1.60%), 1.749%,
8/25/28 (Bermuda)	1,552,246	1,533,764
BRAVO Residential Funding Trust 144A
Ser. 19-NQM1, Class A3, 2.996%, 7/25/59 W	299,614	305,346
Ser. 20-NQM1, Class A3, 2.406%, 5/25/60 W	1,623,216	1,623,179
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.804%, 5/25/35 W	183,567	187,371
COLT Funding, LLC 144A Ser. 19-4, Class A3, 2.988%, 11/25/49 W	2,507,203	2,523,292
COLT Mortgage Loan Trust 144A
Ser. 19-1, Class A3, 4.088%, 3/25/49 W	371,943	374,398
Ser. 20-2, Class A1, 1.853%, 3/25/65 W	2,073,883	2,086,949
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 0.769%, 4/25/35	131,237	111,754
Credit Suisse Mortgage Trust 144A FRB Ser. 20-RPL3, Class A1,
2.691%, 3/25/60 W	7,500,000	7,499,889
CSMC Trust 144A
Ser. 18-RPL7, Class A1, 4.00%, 8/26/58	645,410	654,931
Ser. 20-RPL5, Class A1, 3.023%, 8/25/60	1,000,000	1,000,000
Deephaven Residential Mortgage Trust 144A
Ser. 18-2A, Class A1, 3.479%, 4/25/58 W	556,623	561,911
FRB Ser. 17-3A, Class A1, 2.577%, 10/25/47 W	411,975	415,683
Ser. 20-2, Class A1, 1.692%, 5/25/65	4,587,170	4,621,574

Short Duration Bond Fund 37

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%),
3.149%, 11/25/28	$600,000	$575,171
FRB Ser. 19-1, Class M1B, (1 Month US LIBOR + 1.80%), 1.949%,
4/25/29 (Bermuda)	1,203,130	1,194,670
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.849%,
11/25/28 (Bermuda)	247,773	244,076
Ellington Financial Mortgage Trust 144A Ser. 20-1, Class A1,
2.006%, 5/25/65 W	6,866,572	6,946,378
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3,
(1 Month US LIBOR + 5.55%), 5.698%, 7/25/28	7,367,580	7,743,550
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.299%, 11/25/28	925,525	963,551
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.149%, 12/25/28	401,631	420,358
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 4.949%, 5/25/28	205,626	210,767
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.899%, 10/25/24	89,578	90,596
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 4.849%, 4/25/28	6,754,699	7,035,254
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 4.799%, 10/25/28	13,095,004	13,601,733
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.299%, 1/25/25	1,678,130	1,695,520
Structured Agency Credit Risk Debt FRN Ser. 14-HQ1, Class M3,
(1 Month US LIBOR + 4.10%), 4.249%, 8/25/24	1,187,704	1,199,581
Structured Agency Credit Risk Debt FRN Ser. 16-HQA4, Class M3,
(1 Month US LIBOR + 3.90%), 4.049%, 4/25/29	2,824,447	2,913,825
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 4.049%, 12/25/27	4,724,189	4,815,449
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.999%, 3/25/29	9,139,000	9,447,067
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3,
(1 Month US LIBOR + 3.80%), 3.949%, 3/25/29	7,676,910	7,934,315
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 3.899%, 9/25/24	633,000	645,797
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2,
(1 Month US LIBOR + 3.55%), 3.699%, 8/25/29	3,289,131	3,343,568
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.599%, 10/25/29	5,893,000	6,045,495
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2B,
(1 Month US LIBOR + 3.45%), 3.599%, 10/25/29	2,054,000	2,038,595
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.399%, 7/25/29	2,283,672	2,332,329
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2,
(1 Month US LIBOR + 2.50%), 2.649%, 3/25/30	3,475,000	3,509,370
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B,
(1 Month US LIBOR + 2.50%), 2.649%, 3/25/30	2,457,000	2,433,354

38 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class M2,
(1 Month US LIBOR + 2.35%), 2.499%, 4/25/30	$1,129,689	$1,139,135
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M2,
(1 Month US LIBOR + 2.20%), 2.349%, 9/25/24	349,335	349,771
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M2,
(1 Month US LIBOR + 2.20%), 2.349%, 2/25/24	150,600	150,202
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 2.099%, 5/25/25	106,369	106,369
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.799%, 1/25/49	3,511,309	3,454,662
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.599%, 3/25/49	1,081,271	1,064,377
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3,
(1 Month US LIBOR + 2.40%), 2.549%, 2/25/47	5,800,000	5,531,900
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.499%, 2/25/49	327,936	322,102
Structured Agency Credit Risk Trust REMICs FRB Ser. 19-HQA4,
Class M2, (1 Month US LIBOR + 2.05%), 2.199%, 11/25/49	862,740	855,813
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4,
Class M1, (1 Month US LIBOR + 1.50%), 1.649%, 8/25/50	1,940,000	1,948,488
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA4,
Class M1, (1 Month US LIBOR + 1.30%), 1.449%, 9/25/50	3,706,000	3,708,894
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M2,
(1 Month US LIBOR + 1.25%), 1.399%, 2/25/47	1,731,380	1,695,012
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class M1, (STOCKHOLM IBOR 3 Month + 1.30%), 1.387%, 10/25/50	1,264,000	1,265,186
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 7.099%, 8/25/28	1,984,295	2,123,129
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.899%, 8/25/28	7,127,549	7,566,342
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.149%, 9/25/28	4,663,381	4,901,394
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.049%, 10/25/28	174,430	183,826
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.849%, 4/25/28	4,989,570	5,282,692
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 5.699%, 4/25/28	3,044,873	3,193,455
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.449%, 10/25/28	1,666,666	1,757,289
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
(1 Month US LIBOR + 5.25%), 5.399%, 10/25/23	2,279,161	2,247,510
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.149%, 7/25/25	5,223	5,374
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.149%, 11/25/24	3,036,737	3,105,068
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.049%, 11/25/24	1,733,954	1,768,810

Short Duration Bond Fund 39

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 4.699%, 2/25/25	$172,105	$174,814
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.599%, 1/25/29	9,216,660	9,516,600
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2,
(1 Month US LIBOR + 4.40%), 4.549%, 1/25/24	2,964,737	2,805,233
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.499%, 5/25/29	3,028,736	3,127,367
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.399%, 4/25/29	6,142,285	6,345,579
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.399%, 1/25/29	8,521,613	8,796,544
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.149%, 5/25/25	3,777,860	3,822,068
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 3.699%, 7/25/29	11,953,688	12,284,357
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.049%, 7/25/24	2,077,990	2,067,984
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 2.749%, 5/25/24	1,897,177	1,672,929
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2,
(1 Month US LIBOR + 2.60%), 2.749%, 5/25/24	2,962,439	2,929,090
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 1.499%, 9/25/29	6,041,378	5,974,923
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.399%, 7/25/29	6,000,000	6,064,380
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 1.149%, 5/25/30	4,910,716	4,872,891
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.599%, 7/25/31	625,485	620,012
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.299%, 11/25/39	730,624	658,267
Connecticut Avenue Securities Trust FRB Ser. 19-R07, Class 1M2,
(1 Month US LIBOR + 2.10%), 2.249%, 10/25/39	1,780,462	1,764,744
First Franklin Mortgage Loan Trust FRB Ser. 06-FF15, Class A5,
(1 Month US LIBOR + 0.16%), 0.309%, 11/25/36	1,401,446	1,387,431
FWD Securitization Trust 144A Ser. 19-INV1, Class A3,
3.11%, 6/25/49 W	2,559,788	2,624,353
Galton Funding Mortgage Trust 144A
Ser. 18-2, Class A41, 4.50%, 10/25/58 W	413,696	422,302
Ser. 18-1, Class A43, 3.50%, 11/25/57 W	199,804	198,076
FRB Ser. 20-H1, Class A3, 2.674%, 1/25/60 W	2,054,805	2,063,650
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	5,036,650	5,034,012
GCAT, LLC 144A Ser. 19-NQM1, Class A2, 3.241%, 2/25/59	2,100,561	2,126,354
GS Mortgage-Backed Securities Trust 144A Ser. 20-NQM1,
Class A3, 2.352%, 9/27/60 W	1,863,198	1,863,198
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 0.329%, 5/25/36	528,402	190,115

40 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.749%, 10/25/28 (Bermuda)	$580,625	$573,638
Homeward Opportunities Fund I Trust 144A
Ser. 18-2, Class A2, 4.137%, 11/25/58 W	931,924	954,808
Ser. 18-1, Class A1, 3.78%, 6/25/48 W	1,663,454	1,669,058
Ser. 20-2, Class A1, 1.657%, 5/25/65 W	2,050,329	2,051,736
Legacy Mortgage Asset Trust 144A
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	4,748,030	4,748,030
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	4,775,947	4,759,231
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.786%, 2/25/35 W	70,749	73,510
MFRA Trust 144A Ser. 20-NQM1, Class A3, 2.30%, 8/25/49 W	3,285,324	3,301,356
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.973%, 8/26/47 W	1,265,000	1,216,606
New Residential Mortgage Loan Trust 144A
Ser. 19-NQM4, Class A3, 2.797%, 9/25/59 W	3,668,969	3,719,601
Ser. 19-NQM4, Class A2, 2.644%, 9/25/59 W	1,440,682	1,476,987
FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%),
1.049%, 1/25/48	459,141	452,655
Nomura Resecuritization Trust 144A FRB Ser. 15-8R, Class 4A1,
(1 Month US LIBOR + 2.00%), 3.019%, 11/25/47	196,953	195,681
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 1.699%, 7/25/28 (Bermuda)	164,210	162,874
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.149%, 4/25/27 (Bermuda)	145,779	145,615
Onslow Bay Financial, LLC Trust 144A Ser. 18-EXP1, Class 1A3,
4.00%, 4/25/48 W	856,399	876,399
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1,
3.199%, 12/26/59	1,681,779	1,692,875
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
1.199%, 10/25/34	200,000	193,943
Pretium Mortgage Credit Partners, LLC 144A
FRB Ser. 20-RPL1, Class A1, 3.819%, 5/27/60	1,540,706	1,542,660
Ser. 20-RPL2, Class A1, 3.179%, 6/27/69	1,580,000	1,580,000
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.349%,
2/25/29 (Bermuda)	1,570,000	1,507,155
FRB Ser. 19-2, Class M1B, (1 Month US LIBOR + 1.75%), 1.899%,
6/25/29 (Bermuda)	2,000,000	1,977,961
Residential Mortgage Loan Trust 144A Ser. 19-3, Class A2,
2.941%, 9/25/59 W	1,068,522	1,076,118
Starwood Mortgage Residential Trust 144A
Ser. 18-IMC1, Class A1, 3.793%, 3/25/48 W	1,833,236	1,843,725
Ser. 19-1, Class A3, 3.175%, 6/25/49 W	1,775,872	1,797,079
Ser. 19-INV1, Class A2, 2.865%, 9/27/49 W	2,643,435	2,681,736
FRB Ser. 20-2, Class A1, 2.718%, 4/25/60 W	6,142,563	6,166,085
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 0.999%, 5/25/47	503,260	387,741

Short Duration Bond Fund 41

	Principal
MORTGAGE-BACKED SECURITIES (31.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Verus Securitization Trust 144A
Ser. 19-1, Class A3, 3.985%, 2/25/59 W	$1,406,090	$1,413,433
Ser. 2, Class A1, 3.635%, 6/1/58 W	801,154	805,104
Ser. 19-INV1, Class A2, 3.504%, 12/25/59 W	1,711,203	1,729,311
Ser. 19-2, Class A1, 3.211%, 5/25/59 W	221,161	223,340
Ser. 19-INV3, Class A3, 3.10%, 11/25/59 W	2,370,139	2,405,684
		323,118,949
Total mortgage-backed securities (cost $645,616,595)		$627,276,607

	Principal
ASSET-BACKED SECURITIES (3.3%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA
LIBOR USD 3 Month + 2.90%), 3.125%, 7/25/24	$3,734,000	$3,743,335
Cascade Funding Mortgage Trust 144A
FRB Ser. 19-HB1, Class HB1, 4.489%, 12/25/29 W	2,470,000	1,963,650
FRB Ser. 19-HB1, Class HB1, 3.257%, 12/25/29 W	2,600,000	2,596,880
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%),
1.049%, 10/25/53	2,178,000	2,178,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.949%, 6/25/52	1,338,000	1,331,310
Mortgage Repurchase Agreement Financing Trust FRB Ser. 20-4,
Class A1, (1 Month US LIBOR + 1.35%), 1.495%, 4/23/23	2,462,000	2,458,923
Mortgage Repurchase Agreement Financing Trust 144A
FRB Ser. 20-2, Class A1, (1 Month US LIBOR + 1.75%),
1.897%, 5/29/22	4,000,000	3,995,000
FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%),
zero %, 8/10/23	3,164,000	3,164,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A2, (1 Month
US LIBOR + 1.45%), 1.599%, 7/21/21	4,056,000	4,056,000
Nationstar HECM Loan Trust 144A Ser. 19-2A, Class M3,
3.131%, 11/25/29 W	4,500,000	4,487,184
RMF Buyout Issuance Trust 144A
Ser. 20-2, Class M1, 2.149%, 6/25/30 W	1,656,000	1,667,592
Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	1,774,000	1,774,000
Ser. 20-2, Class A, 1.706%, 6/25/30 W	3,541,819	3,566,612
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.899%, 9/7/21	4,248,000	4,248,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR + 1.50%),
1.649%, 10/10/21	4,403,000	4,403,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.299%, 6/25/51	3,095,000	3,095,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
0.979%, 3/26/21	3,837,000	3,837,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR + 1.37%),
zero %, 12/10/21	4,371,000	4,371,000

42 Short Duration Bond Fund

		Principal
ASSET-BACKED SECURITIES (3.3%)* cont.		amount	Value
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.336%, 3/25/22 W		$2,500,000	$2,537,500
Ser. 20-1, Class A1, 3.25%, 3/25/23 W		5,990,000	6,056,597
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 0.749%, 1/25/46		353,553	351,365
Total asset-backed securities (cost $66,268,899)			$65,881,948

		Principal
U.S. TREASURY OBLIGATIONS (—%)*		amount	Value
U.S. Treasury Notes 0.25%, 5/31/25 [i]		$135,000	$134,587
Total U.S. treasury obligations (cost $134,587)			$134,587

	Principal amount/
SHORT-TERM INVESTMENTS (18.1%)*		shares	Value
Alexandria Real Estate Equities, Inc. commercial paper
0.230%, 11/18/20		$6,000,000	$5,998,904
Enbridge US, Inc. commercial paper 0.205%, 11/30/20		4,000,000	3,999,342
ETP Legacy LP commercial paper 0.600%, 11/2/20		6,000,000	5,999,800
General Motors Financial Co., Inc. commercial paper
0.450%, 11/2/20		6,000,000	5,999,771
Putnam Short Term Investment Fund Class P 0.17% L	Shares	330,272,212	330,272,212
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.03% P	Shares	460,000	460,000
Suncor Energy, Inc. commercial paper 0.230%, 12/8/20		$2,000,000	1,999,575
Suncor Energy, Inc. commercial paper 0.250%, 11/23/20		4,500,000	4,499,442
U.S. Treasury Bills 0.108%, 12/3/20 ∆ §		3,100,000	3,099,773
U.S. Treasury Bills 0.104%, 12/8/20 ∆ §		200,000	199,983
U.S. Treasury Bills 0.096%, 11/5/20 ∆ §		900,000	899,995
U.S. Treasury Bills 0.087%, 12/22/20 §		500,000	499,939
U.S. Treasury Cash Management Bills 0.092%, 1/5/21 §		600,000	599,904
Total short-term investments (cost $364,529,083)			$364,528,640

TOTAL INVESTMENTS
Total investments (cost $2,017,948,476)			$2,028,772,697

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only

Short Duration Bond Fund 43

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,019,221,010.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $6,826,229, or 0.3% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $647,964 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,583,536 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $3,778,206 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$863,230,000	$60,426 E	$(550,025)	12/16/22	3 month USD-	0.25% —	$(489,599)
				LIBOR-BBA —	Semiannually
				Quarterly
342,722,000	1,929,525 E	(33,415)	12/16/25	0.35% —	3 month USD-	1,896,110
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(583,440)				$1,406,511

E Extended effective date.

44 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/20
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB/P	$2,939	$43,000	$13,936	5/11/63	300 bp —	$(10,972)
Index						Monthly
CMBX NA BBB–.6	BB/P	5,604	93,000	30,141	5/11/63	300 bp —	(24,483)
Index						Monthly
CMBX NA BBB–.6	BB/P	11,483	186,000	60,283	5/11/63	300 bp —	(48,692)
Index						Monthly
CMBX NA BBB–.6	BB/P	10,944	192,000	62,227	5/11/63	300 bp —	(51,171)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	B+/P	16,784	117,000	58,687	5/11/63	500 bp —	(41,790)
Index						Monthly
CMBX NA BB.7	B+/P	1,123	22,000	9,803	1/17/47	500 bp —	(8,659)
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BB/P	282	3,000	972	5/11/63	300 bp —	(689)
Index						Monthly
CMBX NA BBB–.7	BB+/P	42,427	574,000	143,270	1/17/47	300 bp —	(100,508)
Index						Monthly
Goldman Sachs International
CMBX NA A.7	A-/P	1,714	34,000	3,686	1/17/47	200 bp —	(1,958)
Index						Monthly
CMBX NA BBB–.6	BB/P	216	2,000	648	5/11/63	300 bp —	(431)
Index						Monthly
CMBX NA BBB–.6	BB/P	4,019	37,000	11,992	5/11/63	300 bp —	(7,951)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	B+/P	22,651	44,000	22,070	5/11/63	500 bp —	624
Index						Monthly
CMBX NA BB.7	B+/P	627,249	1,281,000	570,814	1/17/47	500 bp —	57,680
Index						Monthly
CMBX NA BBB–.6	BB/P	639	2,000	648	5/11/63	300 bp —	(8)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BB/P	89	1,000	324	5/11/63	300 bp —	(234)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.7	A-/P	(6)	6,000	650	1/17/47	200 bp —	(654)
Index						Monthly
CMBX NA BB.6	B+/P	9,332	38,000	19,061	5/11/63	500 bp —	(9,692)
Index						Monthly
CMBX NA BB.6	B+/P	18,481	75,000	37,620	5/11/63	500 bp —	(19,066)
Index						Monthly
CMBX NA BBB–.6	BB/P	729	11,000	3,565	5/11/63	300 bp —	(2,830)
Index						Monthly
Upfront premium received		776,705		Unrealized appreciation			58,304
Upfront premium (paid)		(6)		Unrealized (depreciation)			(329,788)
Total		$776,699		Total			$(271,484)

Short Duration Bond Fund 45

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$40,000	$4,336	1/17/47	(200 bp) —	$4,024
					Monthly
CMBX NA BB.9 Index	(11,148)	108,000	47,876	9/17/58	(500 bp) —	36,624
					Monthly
CMBX NA BBB–.6 Index	(9,679)	152,000	49,263	5/11/63	(300 bp) —	39,495
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(52,019)	282,000	125,659	1/17/47	(500 bp) —	73,366
					Monthly
CMBX NA BB.7 Index	(42,273)	257,000	114,519	1/17/47	(500 bp) —	71,996
					Monthly
CMBX NA BB.7 Index	(3,989)	226,000	113,362	5/11/63	(500 bp) —	109,059
					Monthly
CMBX NA BB.9 Index	(301)	3,000	1,330	9/17/58	(500 bp) —	1,026
					Monthly
CMBX NA BBB–.6 Index	(49,505)	418,000	135,474	5/11/63	(300 bp) —	85,725
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(4,910)	48,000	24,077	5/11/63	(500 bp) —	19,120
					Monthly
CMBX NA BB.7 Index	(4,086)	27,000	12,031	1/17/47	(500 bp) —	7,919
					Monthly
CMBX NA BB.7 Index	(15,401)	94,000	41,886	1/17/47	(500 bp) —	26,394
					Monthly
CMBX NA BB.7 Index	(5,685)	28,000	12,477	1/17/47	(500 bp) —	6,764
					Monthly
CMBX NA BBB–.7 Index	(8,458)	104,000	25,958	1/17/47	(300 bp) —	17,440
					Monthly
CMBX NA BBB–.7 Index	(135)	2,000	499	1/17/47	(300 bp) —	363
					Monthly
CMBX NA BBB–.7 Index	(69)	1,000	250	1/17/47	(300 bp) —	180
					Monthly
CMBX NA BBB–.7 Index	(68)	1,000	250	1/17/47	(300 bp) —	181
					Monthly
JPMorgan Securities LLC
CMBX NA BBB–.7 Index	(96,488)	411,000	102,586	1/17/47	(300 bp) —	5,858
					Monthly

46 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/20 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.7 Index	$(58,463)	$337,000	$150,167	1/17/47	(500 bp) —	$91,377
					Monthly
CMBX NA BBB–.7 Index	(82)	1,000	250	1/17/47	(300 bp) —	167
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(24,622)	122,000	54,363	1/17/47	(500 bp) —	29,623
					Monthly
CMBX NA BB.7 Index	(15,619)	81,000	36,094	1/17/47	(500 bp) —	20,396
					Monthly
CMBX NA BB.7 Index	(15,083)	75,000	33,420	1/17/47	(500 bp) —	18,264
					Monthly
Upfront premium received	—		Unrealized appreciation			665,361
Upfront premium (paid)	(418,380)		Unrealized (depreciation)			—
Total	$(418,380)		Total			$665,361

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$65,881,948	$—
Corporate bonds and notes	—	970,950,915	—
Mortgage-backed securities	—	627,276,607	—
U.S. treasury obligations	—	134,587	—
Short-term investments	330,732,212	33,796,428	—
Totals by level	$330,732,212	$1,698,040,485	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$1,989,951	$—
Credit default contracts	—	35,558	—
Totals by level	$—	$2,025,509	$—

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 47

Statement of assets and liabilities 10/31/20

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,687,676,264)	$1,698,500,485
Affiliated issuers (identified cost $330,272,212) (Note 5)	330,272,212
Cash	524,167
Interest and other receivables	10,047,318
Receivable for shares of the fund sold	15,795,069
Receivable for investments sold	1,196,528
Receivable for variation margin on centrally cleared swap contracts (Note 1)	143,984
Unrealized appreciation on OTC swap contracts (Note 1)	723,665
Premium paid on OTC swap contracts (Note 1)	418,386
Total assets	2,057,621,814

LIABILITIES
Payable for investments purchased	24,434,447
Payable for shares of the fund repurchased	10,412,470
Payable for compensation of Manager (Note 2)	1,470,553
Payable for Trustee compensation and expenses (Note 2)	47,671
Payable for distribution fees (Note 2)	280,649
Payable for variation margin on centrally cleared swap contracts (Note 1)	32,264
Unrealized depreciation on OTC swap contracts (Note 1)	329,788
Premium received on OTC swap contracts (Note 1)	776,705
Collateral on certain derivative contracts, at value (Notes 1 and 8)	594,587
Other accrued expenses	21,670
Total liabilities	38,400,804

Net assets	$2,019,221,010

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,015,717,799
Total distributable earnings (Note 1)	3,503,211
Total — Representing net assets applicable to capital shares outstanding	$2,019,221,010

(Continued on next page)

48 Short Duration Bond Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,208,656,431 divided by 118,385,364 shares)	$10.21
Offering price per class A share (100/97.75 of $10.21)*	$10.45
Net asset value and offering price per class B share ($1,326,963 divided by 130,135 shares)**	$10.20
Net asset value and offering price per class C share ($30,750,827 divided by 3,020,234 shares)**	$10.18
Net asset value, offering price and redemption price per class R share
($1,167,449 divided by 113,789 shares)	$10.26
Net asset value, offering price and redemption price per class R6 share
($8,495,706 divided by 828,623 shares)	$10.25
Net asset value, offering price and redemption price per class Y share
($768,823,634 divided by 75,182,401 shares)	$10.23

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 49

Statement of operations Year ended 10/31/20

INVESTMENT INCOME
Interest (including interest income of $1,957,292 from investments in affiliated issuers) (Note 5)	$37,712,987
Total investment income	37,712,987

EXPENSES
Compensation of Manager (Note 2)	5,556,866
Distribution fees (Note 2)	2,628,871
Other	17,861
Total expenses	8,203,598
Expense reduction (Note 2)	(11,558)
Net expenses	8,192,040

Net investment income	29,520,947

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,676,198
Swap contracts (Note 1)	(280,972)
Total net realized gain	2,395,226
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	2,109,433
Swap contracts	1,664,467
Total change in net unrealized appreciation	3,773,900

Net gain on investments	6,169,126

Net increase in net assets resulting from operations	$35,690,073

The accompanying notes are an integral part of these financial statements.

50 Short Duration Bond Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/20	Year ended 10/31/19
Operations
Net investment income	$29,520,947	$16,747,128
Net realized gain (loss) on investments	2,395,226	(1,001,868)
Change in net unrealized appreciation of investments	3,773,900	10,963,627
Net increase in net assets resulting from operations	35,690,073	26,708,887
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(18,189,542)	(10,019,054)
Class B	(18,031)	(22,552)
Class C	(307,022)	(411,595)
Class M	(3,316)	(63,764)
Class R	(16,074)	(12,239)
Class R6	(124,636)	(58,853)
Class Y	(11,187,226)	(7,199,090)
From return of capital
Class A	—	(364,158)
Class B	—	(820)
Class C	—	(14,960)
Class M	—	(2,318)
Class R	—	(445)
Class R6	—	(2,139)
Class Y	—	(261,663)
Increase from capital share transactions (Note 4)	1,006,540,513	792,558,474
Total increase in net assets	1,012,384,739	800,833,711

NET ASSETS
Beginning of year	1,006,836,271	206,002,560
End of year	$2,019,221,010	$1,006,836,271

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 51

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2020	$10.15	.20	.06	.26	(.20)	—	(.20)	$10.21	2.61	$1,208,656.62		1.89	19
October 31, 2019	10.01	.28[a]	.19	.47	(.32)	(.01)	(.33)	10.15	4.78	612,829.62		2.75	18
October 31, 2018	10.15	.27[a]	(.09)	.18	(.32)	—	(.32)	10.01	1.80	105,367.65		2.67	386[d]
October 31, 2017	10.04	.24[a]	.11	.35	(.24)	—	(.24)	10.15	3.60	74,649.65		2.40	256[d]
October 31, 2016	10.07	.21[a]	(.08)	.13	(.16)	—	(.16)	10.04	1.29	90,313.62		2.11	129[d]
Class B
October 31, 2020	$10.14	.18	.06	.24	(.18)	—	(.18)	$10.20	2.41	$1,327.82		1.70	19
October 31, 2019	10.00	.26[a]	.19	.45	(.30)	(.01)	(.31)	10.14	4.55	909.82		2.62	18
October 31, 2018	10.10	.25[a]	(.08)	.17	(.27)	—	(.27)	10.00	1.71	711.85		2.46	386[d]
October 31, 2017	10.00	.22[a]	.11	.33	(.23)	—	(.23)	10.10	3.34	1,212.85		2.19	256[d]
October 31, 2016	10.03	.19[a]	(.09)	.10	(.13)	—	(.13)	10.00	1.01	1,633.82		1.92	129[d]
Class C
October 31, 2020	$10.12	.12	.06	.18	(.12)	—	(.12)	$10.18	1.85	$30,751	1.37	1.17	19
October 31, 2019	9.98	.21[a]	.18	.39	(.24)	(.01)	(.25)	10.12	4.00	20,930	1.37	2.08	18
October 31, 2018	10.06	.19[a]	(.08)	.11	(.19)	—	(.19)	9.98	1.09	12,518	1.40	1.92	386[d]
October 31, 2017	9.95	.16[a]	.11	.27	(.16)	—	(.16)	10.06	2.71	15,086	1.40	1.64	256[d]
October 31, 2016	9.98	.13[a]	(.08)	.05	(.08)	—	(.08)	9.95	.53	19,601	1.37	1.37	129[d]
Class R
October 31, 2020	$10.20	.17	.07	.24	(.18)	—	(.18)	$10.26	2.35	$1,167.87		1.63	19
October 31, 2019	10.06	.27[a]	.17	.44	(.29)	(.01)	(.30)	10.20	4.49	426.87		2.64	18
October 31, 2018	10.19	.24[a]	(.08)	.16	(.29)	—	(.29)	10.06	1.58	341.90		2.41	386[d]
October 31, 2017	10.09	.24[a]	.09	.33	(.23)	—	(.23)	10.19	3.36	482.90		2.33	256[d]
October 31, 2016	10.00	.19[a]	(.10)	.09	—	—	—	10.09	.90	286.87		1.98	129[d]
Class R6
October 31, 2020	$10.19	.22	.07	.29	(.23)	—	(.23)	$10.25	2.86	$8,496.37		2.14	19
October 31, 2019	10.05	.29[a]	.20	.49	(.34)	(.01)	(.35)	10.19	5.01	4,326.37		2.87	18
October 31, 2018	10.21	.30[a]	(.09)	.21	(.37)	—	(.37)	10.05	2.08	635.40		2.94	386[d]
October 31, 2017	10.10	.27[a]	.11	.38	(.27)	—	(.27)	10.21	3.87	452.40		2.68	256[d]
October 31, 2016	10.13	.24[a]	(.09)	.15	(.18)	—	(.18)	10.10	1.55	530.37		2.38	129[d]
Class Y
October 31, 2020	$10.16	.22	.08	.30	(.23)	—	(.23)	$10.23	2.97	$768,824.37		2.11	19
October 31, 2019	10.02	.30[a]	.19	.49	(.34)	(.01)	(.35)	10.16	5.03	365,277.37		3.01	18
October 31, 2018	10.19	.30[a]	(.10)	.20	(.37)	—	(.37)	10.02	1.99	84,601.40		2.95	386[d]
October 31, 2017	10.08	.27[a]	.11	.38	(.27)	—	(.27)	10.19	3.88	70,567.40		2.71	256[d]
October 31, 2016	10.11	.24[a]	(.09)	.15	(.18)	—	(.18)	10.08	1.55	64,053.37		2.39	129[d]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52 Short Duration Bond Fund	Short Duration Bond Fund 53

Financial highlights cont.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

54 Short Duration Bond Fund

Notes to financial statements 10/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through October 31, 2020.

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which may be illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 0.75% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Short Duration Bond Fund 55

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal

56 Short Duration Bond Fund

to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through

Short Duration Bond Fund 57

variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $656,185 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $647,964 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street.

58 Short Duration Bond Fund

Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020)  for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$8,372,629	$—	$8,372,629

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $112,735 to increase accumulated net investment loss and $112,735 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$35,777,064
Unrealized depreciation	(23,934,135)
Net unrealized appreciation	11,842,929
Capital loss carryforward	(8,372,629)
Cost for federal income tax purposes	$2,018,955,277

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Short Duration Bond Fund 59

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/- 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For periods beginning on June 1, 2018 through November 30, 2019, the base fee will only be adjusted downward by the amount computed by applying the performance adjustment rate to the average net assets of the fund. If the result of the computation is positive, the fund will only pay the base fee. The performance fee will be terminated effective November 30, 2019, and the fund’s management fee will be equal to 0.37% (0.40% prior to August 1, 2018) of the monthly average of the fund’s net asset value.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.37% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

60 Short Duration Bond Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $11,558 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,346, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,363,120
Class B	1.00%	0.45%	4,664
Class C	1.00%	1.00%	255,828
Class M*	1.00%	0.30%	456
Class R	1.00%	0.50%	4,803
Total			$2,628,871

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies and $1 from the sale of class A and class M shares, respectively, and received $240 and $218 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

Short Duration Bond Fund 61

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,312 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,146,371,273	$231,056,588
U.S. government securities (Long-term)	—	—
Total	$1,146,371,273	$231,056,588

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	107,544,196	$1,091,681,006	70,559,796	$711,823,473
Shares issued in connection with
reinvestment of distributions	1,780,865	18,020,118	994,269	10,029,430
	109,325,061	1,109,701,124	71,554,065	721,852,903
Shares repurchased	(51,328,592)	(516,908,367)	(21,692,923)	(219,283,116)
Net increase	57,996,469	$592,792,757	49,861,142	$502,569,787

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	94,862	$959,270	69,781	$704,667
Shares issued in connection with
reinvestment of distributions	1,555	15,704	1,849	18,581
	96,417	974,974	71,630	723,248
Shares repurchased	(55,969)	(564,519)	(53,064)	(534,981)
Net increase	40,448	$410,455	18,566	$188,267

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	2,007,943	$20,313,238	1,477,958	$14,836,905
Shares issued in connection with
reinvestment of distributions	29,778	300,189	40,155	402,934
	2,037,721	20,613,427	1,518,113	15,239,839
Shares repurchased	(1,085,452)	(10,927,757)	(704,077)	(7,075,399)
Net increase	952,269	$9,685,670	814,036	$8,164,440

62 Short Duration Bond Fund

	YEAR ENDED 10/31/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	18	$179	44,842	$450,242
Shares issued in connection with
reinvestment of distributions	—	—	6,598	66,082
	18	179	51,440	516,324
Shares repurchased	(211,391)	(2,137,154)	(23,411)	(236,067)
Net increase (decrease)	(211,373)	$(2,136,975)	28,029	$280,257

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	106,617	$1,089,032	26,570	$267,327
Shares issued in connection with
reinvestment of distributions	1,313	13,349	764	7,725
	107,930	1,102,381	27,334	275,052
Shares repurchased	(35,882)	(367,815)	(19,472)	(197,549)
Net increase	72,048	$734,566	7,862	$77,503

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	565,376	$5,755,879	457,674	$4,658,613
Shares issued in connection with
reinvestment of distributions	12,360	125,628	6,039	60,992
	577,736	5,881,507	463,713	4,719,605
Shares repurchased	(173,611)	(1,754,908)	(102,380)	(1,041,828)
Net increase	404,125	$4,126,599	361,333	$3,677,777

	YEAR ENDED 10/31/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	74,836,841	$759,129,895	40,193,276	$405,731,016
Shares issued in connection with
reinvestment of distributions	1,104,343	11,198,333	737,492	7,448,098
	75,941,184	770,328,228	40,930,768	413,179,114
Shares repurchased	(36,694,952)	(369,400,787)	(13,434,093)	(135,578,671)
Net increase	39,246,232	$400,927,441	27,496,675	$277,600,443

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Short Duration Bond Fund 63

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 10/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$165,612,052	$889,921,971	$725,261,811	$1,957,292	$330,272,212
Total Short-term
investments	$165,612,052	$889,921,971	$725,261,811	$1,957,292	$330,272,212

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

64 Short Duration Bond Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared interest rate swap contracts (notional)	$857,900,000
OTC credit default contracts (notional)	$7,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$1,083,741	Payables	$1,048,183
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,989,951*	Unrealized depreciation	—
Total		$3,073,692		$1,048,183

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(640,482)	$(640,482)
Interest rate contracts	359,510	$359,510
Total	$(280,972)	$(280,972)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$477,500	$477,500
Interest rate contracts	1,186,967	$1,186,967
Total	$1,664,467	$1,664,467

Short Duration Bond Fund 65

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$143,984	$—	$—	$—	$—	$—	$—	$143,984
OTC Credit default contracts - protection purchased*#	—	—	101,267	489,259	117,173	102,346	150,089	123,607	1,083,741
Total Assets	$—	$143,984	$101,267	$489,259	$117,173	$102,346	$150,089	$123,607	$1,227,725
Liabilities:
Centrally cleared interest rate swap contracts§	—	32,264	—	—	—	—	—	—	32,264
OTC Credit default contracts - protection sold*#	166,288	—	68,356	143,906	16,289	592,243	323	60,778	1,048,183
Total Liabilities	$166,288	$32,264	$68,356	$143,906	$16,289	$592,243	$323	$60,778	$1,080,447
Total Financial and Derivative Net Assets	$(166,288)	$111,720	$32,911	$345,353	$100,884	$(489,897)	$149,766	$62,829	$147,278
Total collateral received (pledged)†##	$(166,288)	$—	$—	$345,353	$100,884	$(473,972)	$134,587	$—
Net amount	$—	$111,720	$32,911	$—	$—	$(15,925)	$15,179	$62,829
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$350,000	$110,000	$—	$134,587	$—	$594,587
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(173,992)	$—	$—	$—	$—	$(473,972)	$—	$—	$(647,964)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $4,583,536.

66 Short Duration Bond Fund	Short Duration Bond Fund 67

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

In March 2020, FASB issued ASU 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Note 10: Change in independent accountants (Unaudited)

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

68 Short Duration Bond Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $14,451,180 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Short Duration Bond Fund 69

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

70 Short Duration Bond Fund

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh
Born 1952, Trustee since 2017
Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen
Born 1967, Trustee since 2020
Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*
Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008
Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Bond Fund 71

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

72 Short Duration Bond Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Short Duration Bond Fund 73

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

74 Short Duration Bond Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2030 Fund
Asset Allocation	Putnam Retirement Advantage 2025 Fund
Dynamic Risk Allocation Fund
George Putnam Balanced Fund	RetirementReady® Maturity Fund
RetirementReady® 2060 Fund
Dynamic Asset Allocation Balanced Fund	RetirementReady® 2055 Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® 2050 Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Duration Bond Fund 75

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

76 Short Duration Bond Fund

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

AN104 323554 12/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2020	$108,792	$ —	$8,192	$ —
October 31, 2019	$105,672	$ —	$6,145	$ —

For the fiscal years ended October 31, 2020 and October 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $353,971 and $6,145 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2020	$ —	$345,842	$ —	$ —
October 31, 2019	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2020